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                 J. P. MORGAN & CO. INCORPORATED


                               AND


          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                            as Trustee




                   ---------------------------


                  SECOND SUPPLEMENTAL INDENTURE

                  Dated as of February 27, 1996





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


                    SECOND SUPPLEMENTAL INDENTURE dated as of
               February 27, 1996 (this "Supplemental Indenture"), between J. P. MORGAN & CO. INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (the "Company") and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, successor to Chemical Bank (formerly Manufacturers Hanover Trust Company), a national banking association, as Trustee (hereinafter called the "Trustee", which term shall include any successor trustee appointed pursuant to Article Six of the Basic Indenture hereinafter referred to).


          WHEREAS the Company and the Trustee have entered into an Indenture, dated as of August 15, 1982, as amended by supplemental indentures, including a First Supplemental Indenture, dated as of May 5, 1986 (as so amended, the "Basic Indenture"), providing for the issuance from time to time of one or more series of Securities (as such term is defined in the Basic Indenture) evidencing unsecured indebtedness of the Company;

          WHEREAS the Company proposes to issue one or more series of "Mandatorily Exchangeable Debt Securities sm" (each such series of Securities being referred to herein as "MEDS sm"), the principal amount at Maturity of which is mandatorily exchangeable into securities or obligations (the "Exchange Issuer Securities") of J.P. Morgan or other persons (collectively, the "Exchange Issuers") or, at the option of the Company, payable in cash, in either case at an Exchange Rate as described herein;

          WHEREAS Sections 8.1(f) and (d) of the Basic Indenture provide that without the consent of the Holders of Securities, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may enter into one or more indentures supplemental to the Basic Indenture (a) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3 thereof and (b) to cure any ambiguity or to correct or supplement any provision contained in the Basic Indenture or any supplemental indenture which may be defective or inconsistent with any other provision of the Basic Indenture or any supplemental indenture or to make such other provisions in regard to matters or questions arising under the Basic Indenture or any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities;

          WHEREAS the entry into this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Basic Indenture; and

          WHEREAS all things necessary to make this Supplemental
Indenture a valid agreement of the Company in accordance with its terms have been done.

          NOW, THEREFORE, for and in consideration of the premises and purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, without preference, priority or distinction of any of the Securities over any of the others by reason of difference in series or priority in time of issuance, negotiation or maturity thereof, or otherwise except as otherwise provided in the Basic Indenture or this Supplemental Indenture, as follows:


                            ARTICLE I

                Amendments to the Basic Indenture

          The Basic Indenture is amended as set forth below:

          SECTION 1.01. Amendment to Section 2.3. The Basic
Indenture is hereby amended by amending Section 2.3 of the Basic
Indenture by (i) adding as a new paragraph (17) the following:

     "(17) the terms and conditions, if any, upon which the Securities of such series may or shall be convertible into or exchangeable or exercisable for or payable in, among other things, other securities (whether or not issued by, or the obligation of, the Company), instruments, contracts, currencies, commodities or other forms of property, rights or interests or any combination of the foregoing; and";

and by (ii) renumbering current paragraph (17) of Section 2.3 to paragraph (18).


          SECTION 1.02. Amendments to Authorize MEDS. The Basic
Indenture is hereby amended, solely with respect to one or more series of Securities that consist of MEDS, as follows:

          (a) By amending Section 1.1 to add new definitions thereto, in the appropriate alphabetical sequence, as follows:

          "Closing Price" has the meaning specified in Section
     13.1.

          "Conversion Premium", with respect to any issuance of MEDS, shall be equal to the quotient of (i) the Threshold
     Appreciation Price less the Initial price, divided by (ii) the Initial Price.

          "Exchange Issuer" means the Company or other persons into whose securities or obligations the principal amount of the MEDS are mandatorily exchangeable at Maturity, at the option of the Company.

          "Exchange Issuer Securities" means the securities or obligations of the Exchange Issuer into which the principal amount of the MEDS are mandatorily exchangeable at Maturity, at the option of the Company.

          "Exchange Rate" has the meaning specified in Section
     13.1.

          "Extraordinary Cash Dividend" has the meaning specified in Section 13.3.

          "Initial Price", with respect to any issuance of MEDS, shall have the meaning set forth in the applicable
     Prospectus Supplement.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security (or any installment of principal) becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Maturity Price" has the meaning specified in Section
     13.1.

          "MEDS" means any series of "Mandatorily Exchangeable Debt SecuritiesSM" of the Company, the principal amount at Maturity of which is mandatorily exchangeable into the Exchange Issuer Securities of the Exchange Issuers at the option of the Company.

          "NYSE" has the meaning specified in Section 13.1.

          "Prospectus Supplement" means any prospectus of the Company, whether or not filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, providing for the issuance of a series of MEDS.

          "Reorganization Event" has the meaning specified in
     Section 13.3.

          "Stated Maturity", when used with respect to any Security, or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such installment of principal or interest, is due and payable.

          "Threshold Appreciation Price", with respect to any issuance of MEDS, shall have the meaning set forth in the applicable Prospectus Supplement.

          "Trading Day" has the meaning specified in Section
     13.1.

          "Transaction Value" has the meaning specified in
     Section 13.3.

          (b) By amending Section 6.1 of the Basic Indenture by
(i) deleting the word "and" at the end of clause (b); (ii) replacing the period at the end of clause (c) with "; and "; and
(iii) adding as a new clause (d) the following:

          "(d) the Trustee shall not at any time be under any duty or responsibility to any Holder of a Security that may or shall be convertible into or exchangeable or exercisable for or payable in, among other things, other securities, instruments, contracts, currencies, commodities or other forms of property, rights or interests or any combination of the foregoing, (A) to make or cause to be made any adjustment of the amount of, among other things, the securities, instruments, contracts, currencies, commodities or other forms of property, rights or interests or any combination of the foregoing that may be issued, transferred or delivered to such Holder, or to determine whether any facts exist which may require any such adjustment, or with respect to the nature or extent of any such adjustment when made, or with respect to any method employed in making the same, (B) to account for the validity or value (or the kind or amount) of, among other things, the securities, instruments, contracts, currencies, commodities or other forms of property, rights or interests or any combination of the foregoing that may at any time be issued, transferred or delivered to such Holder or (C) with respect to the failure of the Company to issue, transfer or deliver, among other things, any securities, instruments, contracts, currencies, commodities or other forms of property, rights or interests or any combination of the foregoing pursuant to the terms of such Security."

          (c) By amending Section 8.2 of the Basic Indenture by deleting at the end of proviso (a) thereof, the words "without the consent of the Holder of each Security so affected, or" and inserting in place thereof the following: "or change the terms or conditions of any Securities so as to adversely affect the terms or conditions upon which such Securities are convertible into or exchangeable or exercisable for or payable in, among other things, other securities, instruments, contracts, currencies, commodities or other forms of property, rights or interests or any combination of the foregoing without, in each case, the consent of the Holder of each Security so affected, or".

          (d) By adding the following Article Thirteen:

                        "ARTICLE THIRTEEN

                         Exchange of MEDS

          SECTION 13.1. Exchange at Maturity. At Maturity, the principal amount payable with respect to each series of MEDS shall be automatically and mandatorily exchanged into a number of securities ("Exchange Issuer Securities") of the Exchange Issuer at the applicable Exchange Rate (as defined below). The "Exchange Rate" with respect to each series of MEDS shall be equal to, subject to adjustment as a result of certain dilution events relating to the Issuer Exchange Securities as provided for in

     Section 13.3, (a) if the Maturity Price (as defined below) is greater than or equal to the "Threshold Appreciation Price" (as set forth in the applicable Prospectus Supplement), a number of Exchange Issuer Securities equal to a fraction, the numerator of which is one and the denominator of which is the sum of one and the Conversion Premium, (b) if the Maturity Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fractional Exchange Issuer Security per MEDS so that the value of such fractional Exchange Issuer Security (determined at the Maturity Price) is equal to the Initial Price (such fractional share being calculated to the nearest 1/10,000th of a share or, if there is not a nearest 1/10,000th of a share, to the next highest 1/10,000th of a share) and (c) if the Maturity Price is less than or equal to the Initial Price, one Exchange Issuer Security per MEDS. No fractional Exchange Issuer Securities will be issued at Maturity as provided in Section 13.2. Notwithstanding the foregoing, the Company may, at its option in lieu of delivering Exchange Issuer Securities, deliver cash in an amount (calculated to the nearest 1/100th of a dollar per MEDS or, if there is not a nearest 1/100th of a dollar, then to the next higher 1/100th of a dollar) equal to the value of such number of Exchange Issuer Securities at the Maturity Price. In determining the amount of cash deliverable in exchange for the MEDS in lieu of Exchange Issuer Securities pursuant to the immediately preceding sentence hereof, if more than one MEDS shall be surrendered for exchange at one time by the same Holder, the amount of cash which shall be delivered upon exchange shall be computed on the basis of the aggregate number of MEDS so surrendered at Maturity.

          The "Maturity Price" is defined as the average Closing Price per Exchange Issuer Security on the number of Trading Days specified in the applicable Prospectus Supplement immediately prior to, but not including, the Maturity date. The "Closing Price" of any security on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of such security on the New York Stock Exchange (the "NYSE") on such date or, if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, or if such security is not so listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, or, if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such security on such date as determined by a nationally recognized independent investment banking firm retained for such purpose by the Company. A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for trading of such security.

          SECTION 13.2. No Fractional Securities. No fractional securities or scrips representing fractional Exchange Issuer Securities shall be issued or delivered upon the exchange at Maturity of any MEDS. If more than one MEDS of any series shall be surrendered for exchange at one time by the same Holder, the number of full Exchange Issuer Securities which shall be delivered upon exchange, in whole or in part, as the case may be, shall be computed on the basis of the aggregate number of MEDS so surrendered at Maturity. Instead of any fractional Exchange Issuer Security which would otherwise be deliverable upon exchange of any MEDS at Maturity, the Company, through any applicable paying agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional Exchange Issuer Security at the Maturity Price. The Company shall, upon exchange of any MEDS, provide cash to any applicable paying agent in an amount equal to the cash payable with respect to any fractional Exchange Issuer Securities deliverable upon exchange of such MEDS in lieu of such fractional Exchange Issuer Securities.

          SECTION 13.3. Adjustment of Exchange Rate. (a)
     Adjustment for Distributions, Reclassifications, etc. The
     Exchange Rate shall be subject to adjustment from time to time as follows:

               (i) If an Exchange Issuer shall:

                    (A) pay a dividend or make a distribution
               with respect to the Exchange Issuer Securities in such securities;

                    (B) subdivide or split the outstanding
               Exchange Issuer Securities into a greater number of securities;

                    (C) combine the outstanding Exchange Issuer
               Securities into a smaller number of securities; or

                    (D) issue by reclassification of Exchange
               Issuer Securities any other securities of the Exchange Issuer;

          then, in any such event, the Exchange Rate in effect immediately prior to such event shall each be adjusted so that the holder of any MEDS of the relevant series shall thereafter be entitled to receive, upon mandatory exchange of the principal amount of such MEDS at Maturity, as set forth in Section 13.1, the number of Exchange Issuer Securities which such holder would have owned or been entitled to receive immediately following any event described above had such MEDS been exchanged immediately prior to such event or any record date with respect thereto. Each such adjustment shall become effective at the opening of business on the Business Day next following the record date for determination of holders of Exchange Issuer Securities entitled to receive such dividend or distribution in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, split, combination or reclassification. Each such adjustment shall be made successively.

               (ii) If an Exchange Issuer shall, after the date hereof, issue rights or warrants to all holders of Exchange Issuer Securities entitling them to subscribe for or purchase Exchange Issuer Securities (other than rights to purchase Exchange Issuer Securities pursuant to a plan for the reinvestment of dividends or interest) at a price per security less than the market price of Exchange Issuer Securities (determined for purposes of this clause (ii) as the average Closing Price per share of such Exchange Issuer Securities on the number of Trading Days specified in the applicable Prospectus Supplement immediately prior to the date such rights or warrants are issued), then in each case the Exchange Rate for the relevant series of MEDS shall be adjusted by multiplying the Exchange Rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of Exchange Issuer Securities outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional Exchange Issuer Securities offered for subscription or purchase pursuant to such rights or warrants, and the denominator of which shall be the number of Exchange Issuer Securities outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional Exchange Issuer Securities which the aggregate offering price of the total number of Exchange Issuer Securities so offered for subscription or purchase pursuant to such rights or warrants would purchase at such market price (calculated as the average Closing Price per security of Exchange Issuer Securities on the number of Trading Days specified in the applicable Prospectus Supplement immediately prior to the date such rights or warrants are issued), which shall be determined by multiplying such total number of securities by the exercise price of such rights or warrants and dividing the product so obtained by such market price. Such adjustment shall become effective at the opening of business on the Business Day next following the record date for the determination of stockholders entitled to received such rights or warrants. To the extent that Exchange Issuer Securities are not delivered after the expiration of such rights or warrants, the Exchange Rate for the relevant series of MEDS shall be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of Exchange Issuer Securities actually delivered. Each such adjustment shall be made successively.

               (iii) If an Exchange Issuer shall pay a dividend or make a distribution to all holders of Exchange Issuer Securities of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in subparagraph (i) above and any cash dividends that do not constitute

          Extraordinary Cash Dividends (as defined in clause (vi) below)) or shall issue to all holders of Exchange Issuer Securities rights or warrants to subscribe for or purchase any of its securities (other than those referred to in subparagraph (ii) above), then in each such case, the Exchange Rate for the relevant series of MEDS shall be adjusted by multiplying the Exchange Rate in effect on the record date mentioned below by a fraction, the numerator of which shall be the market price per Exchange Issuer Security on the record date for the determination of securityholders entitled to receive such dividend or distribution (such market price being the average Closing Price per security of the Exchange Issuer Securities on the 20 Trading Days immediately prior to such record date), and the denominator of which shall be such market price per Exchange Issuer Security less the fair market value (as determined by a nationally recognized independent investment banking firm retained for such purpose by the Company) as of such record date of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one Exchange Issuer Security. Each such adjustment shall become effective on the opening of business on the Business Day next following the record date for the determination of securityholders entitled to receive such dividend or distribution. Each such adjustment shall be made successively.

               (iv) Any Exchange Issuer Securities issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding Exchange Issuer Securities under subparagraph (ii) above.

               (v) All adjustments to the Exchange Rate shall be calculated to the nearest 1/10,000th of an Exchange Issuer Security (or if there is not a nearest 1/10,000th of a security, to the next lower 1/10,000th of a security). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to subparagraph (i), (ii) or
          (iii) of this Section 13.3(a), an adjustment shall also be made to the Maturity Price solely to determine which of paragraphs (a), (b) or (c) of the definition of Exchange Rate in Section 13.1 will apply at Maturity. The required adjustment shall be determined by multiplying the Maturity Price by the number determined under subparagraph (i), (ii) or (iii) by which the then existing Exchange Rate was multiplied to adjust such rate. This subparagraph (v) shall be so used to adjust the definition of Maturity Price only as such term is used for the first time in each of subparagraphs (a),
          (b) and (c) of the definition of Exchange Rate.

               (vi) For purposes of the foregoing, the term
          "Extraordinary Cash Dividend" shall mean, with respect to any one-year period, all cash dividends with respect to the Exchange Issuer Securities during such period to the extent such dividends exceed on a per security basis 10% of the average of the Closing Prices per security of the Exchange Issuer Securities over such one-year period, and for purposes of applying the formula set forth in clause (iii) above, the fair market value of such dividends being calculated pursuant to such clause (iii) shall be equal to (x) the aggregate amount of all such cash dividends occurring in such period minus (y) the aggregate amount of such other cash dividends occurring in such period for which a prior adjustment in the Exchange Rate was previously made under this Section 13.3(a). In making the determinations required by the foregoing sentence, the amount of cash dividends paid on a per security basis shall be appropriately adjusted to reflect the occurrence during such period of any event described in
          Section 13.3(a).

          (b) Adjustment for Consolidation, Merger or Other Reorganization Event. In the event of (i) any consolidation or merger of an Exchange Issuer, or any surviving entity or subsequent surviving entity of an Exchange Issuer (an "Exchange Issuer Successor"), with or into another entity (other than a merger or consolidation in which such Exchange Issuer is the continuing corporation and in which the Exchange Issuer Securities outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of such Exchange Issuer or another corporation), (ii) any sale, transfer, lease or conveyance to another corporation of the property of such Exchange Issuer or any Exchange Issuer Successor as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of such Exchange Issuer or any Exchange Issuer Successor with another corporation (other than in connection with a merger or acquisition) or
     (iv) any liquidation, dissolution or winding up of such Exchange Issuer or any Exchange Issuer Successor (any such event, a "Reorganization Event"), the Exchange Rate used to determine the amount payable upon exchange at Maturity for each MEDS of the relevant series will be adjusted to provide that each holder of MEDS of such series will receive at Maturity cash in an amount equal to (a) if the Transaction Value (as defined below) is greater than or equal to the Threshold Appreciation Price, the product of (I) a fraction, the numerator of which is one and the denominator of which is the sum of one and the Conversion Premium and (II) the Transaction Value, (b) if the Transaction Value is less than the Threshold Appreciation Price but greater than the Initial Price, the Initial Price and (c) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value. "Transaction Value" means (x) for any cash received in any such Reorganization Event, the amount of cash received per Exchange Issuer Security, (y) for any property other than cash or securities received in any such Reorganization Event, an amount equal to the market value at Maturity of such property received per Exchange Issuer Security as determined by a nationally recognized independent investment banking firm retained for such purpose by the Company and (z) for any securities received in any such Reorganization Event, an amount equal to the average Closing Price per security of such securities on the 20 Trading Days immediately prior to Maturity, multiplied by the number of such securities received for each Exchange Issuer Security. Notwithstanding the foregoing, in lieu of delivering cash as provided above, the Company may at its option deliver an equivalent value of securities or other property received in such Reorganization Event, determined in accordance with clause (y) or (z) above, as applicable. The kind and amount of securities into which the MEDS of the relevant series shall be exchangeable after consummation of such transaction shall be subject to adjustment as described in paragraph (a) above following the date of consummation of such transaction.

          SECTION 13.4. Notice of Adjustments and Certain Other
     Events. (a) Whenever the Exchange Rate for any series of MEDS is adjusted as herein provided, the Company shall:

               (i) forthwith compute the adjusted Exchange Rate in accordance with Section 13.3 and prepare a certificate signed by an officer of the Company setting forth the adjusted Exchange Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be conclusive, final and binding evidence of the correctness of the adjustment, and file such certificate forthwith with the Trustee; and

               (ii) within 10 Business Days following the occurrence of an event that permits or requires an adjustment to the Exchange Rate pursuant to Section
          13.3 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide written notice to the Trustee and to the Holders of the outstanding MEDS of the relevant series of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate was determined and setting forth the revised Exchange Rate per MEDS of such series.

               (b) In case at any time while any of the MEDS of any series are outstanding the Company receives notice that:

               (i) an Exchange Issuer shall declare a dividend (or any other distribution) on or in respect of the Exchange Issuer Securities to which Section 13.3(a)(i) or (ii) shall apply (other than any cash dividends and distributions, if any, paid from time to time by such Exchange Issuer that do not constitute Extraordinary Cash Dividends);

               (ii) an Exchange Issuer shall authorize the issuance to all holders of Exchange Issuer Securities of rights or warrants to subscribe for or purchase
          Exchange Issuer Securities or of any other subscription rights or warrants;

               (iii) there shall occur any conversion or reclassification of Exchange Issuer Securities (other than a subdivision or combination of outstanding shares of such Exchange Issuer Securities) or any consolidation, merger or reorganization to which such Exchange Issuer is a party and for which approval of any securityholders of such Exchange Issuer is required, or the sale or transfer of all or substantially all of the assets of an Exchange Issuer; or

               (iv) there shall occur the voluntary or
          involuntary dissolution, liquidation or winding up of an Exchange Issuer;

     then the Company shall promptly cause to be delivered to the Trustee and any applicable paying agent and filed at the office or agency maintained for the purpose of exchanging the MEDS of the relevant series at Maturity in the Borough of Manhattan, in The City of New York by the Trustee (or any applicable paying agent), and shall promptly cause to be mailed to the Holders of MEDS of the relevant series at their last addresses as they shall appear upon the registration books of the Trustee (or any applicable note registrar), at least 10 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one is specified), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or grant of rights or warrants, or, if a record is not to be taken, the date as of which the holders of the Exchange Issuer Securities of record to be entitled to such dividend, distribution or grant of rights or warrants are to be determined, or (y) the date, if known by the Company, on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective.

               (c) On or prior to seven Business Days preceding the Stated Maturity of the MEDS of any series, the Company will provide notice to the Holders of record of the MEDS of such series and to the Trustee and will provide such other notice as specified in the applicable Prospectus Supplement stating whether the Company has irrevocably elected to deliver Exchange Issuer Securities or cash (or any other property or securities that may be delivered pursuant to
     Section 13.3(b)) upon the mandatory exchange of the principal amount of the MEDS of such series in accordance with Section 13.1.

               SECTION 13.5. Shares Free and Clear. The Company hereby warrants that upon exchange of MEDS at Maturity pursuant to this Indenture, the Holder of MEDS shall receive all rights held by the Company in the Exchange Issuer Securities for which such MEDS are at such time exchangeable pursuant to this Indenture, free and clear of any and all liens, claims, charges and encumbrances other than any liens, claims, charges and encumbrances which may have been placed on any Exchange Issuer Securities by the prior owner thereof, prior to the time such Exchange Issuer Securities were acquired by the Company. In addition, the

     Company further warrants that any Exchange Issuer Securities so delivered in exchange for MEDS hereunder shall be free of any transfer restrictions under United States laws (other than such as are solely attributable to any Holder's status as an affiliate of such Exchange Issuer).

               SECTION 13.6. Cancelation of Security. Upon receipt by the Trustee of MEDS delivered to it for exchange under this Article Thirteen, the Trustee shall cancel and dispose of the same as provided in Section 2.10.

              (e) By amending the table of contents of the Basic
Indenture to reflect the additions described in sections (a) and
(d) of this Section 1.02.


                            ARTICLE II

                          Miscellaneous

          SECTION 2.01. Single Indenture. The Basic Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Basic Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

          SECTION 2.02. Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          SECTION 2.03. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 2.04. Severability. In case any provision in this Supplemental Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of the other series of Securities) shall not in any way be affected or impaired thereby.

          SECTION 2.05. Third Party Rights. Nothing in this Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of each series of Securities any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

          SECTION 2.06. Applicable Law. This Supplemental Indenture and each Security of any series shall be deemed to be a contract made under the laws of the State of New York and this Supplemental Indenture and each such Security shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 2.07. Defined Terms. All terms used in this
Supplemental Indenture not otherwise defined herein that are defined in the Basic Indenture shall have the meanings set forth therein.

          SECTION 2.08. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 2.09. Responsibility of Company. The recitals contained herein and in the Securities, except the certificate of authentication of the Trustee thereon, shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Basic Indenture, this Supplemental Indenture or of the Securities and shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

          SECTION 2.10. Headings. The headings used herein are for convenience of reference only, are not part of this Supplemental Indenture and are not to affect the construction of, or to be taken into consideration in interpreting, this Supplemental Indenture.


          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                   J. P. MORGAN & CO. INCORPORATED,

                                   by /s/  Margaret M. Foran
                                      -----------------------------
                                      Name:  Margaret M. Foran

                                 Title:  Vice President and Assistant General
                                         Counsel
[Seal]

Attest:

  /s/ Marion I. Pearson
------------------------------
Name: Marion I. Pearson

                                   FIRST TRUST OF NEW YORK, NATIONAL
                                   ASSOCIATION, as Trustee,

                                   by /s/ David Leverich
                                     -------------------------------
                                     Name:  David Leverich
                                     Title: Vice President
[Seal]

Attest:

  /s/ Joanne E. Ilse
------------------------------
Name: Joanne E. Ilse

STATE OF NEW YORK,    )
                      ) ss.:
COUNTY OF NEW YORK,   )

          On the 27th day of February 1996, before me personally came Margaret M. Foran, to me known, who, being by me duly sworn, did depose and say that he/she is a Vice President and Assistant General Counsel of J. P. MORGAN & CO. INCORPORATED, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.



                                   /s/ Marion I. Pearson
                                   ---------------------
                                       Notary Public

STATE OF NEW YORK,    )
                      ) ss.:
COUNTY OF NEW YORK,   )

          On the 27th day of February 1996, before me personally came David Leverich , to me known, who, being by me duly sworn, did depose and say that he/she is a Vice President of FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.



                                   /s/   Joanne E. Ilse
                                   ----------------------
                                        Notary Public